UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2019

Harsco Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-03970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Poplar Church Road, Camp Hill, Pennsylvania		17011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (717) 763-7064

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.25 per share	HSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On June 10, 2019, Harsco Corporation (the “Company”) issued a press release announcing that it has commenced a private offering (the “Private Offering”) of $500 million aggregate principal amount of senior unsecured notes due 2027 (the “Notes”). The Company also announced that it is seeking, concurrently with the Private Offering, to amend the credit agreement governing its senior secured credit facility that would, among other things, (i) increase its revolving credit facility by $200 million, (ii) extend the maturity of its revolving credit facility to June 2024, (iii) reduce the interest rate margins and commitment fees applicable to its revolving credit loans, and (iv) adjust certain covenants (the “Amendment”). The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. There can be no assurance that the Company will be able to complete either the Private Offering or the Amendment on terms and conditions favorable to it or at all, and the Company may decide to not pursue either or both of the Private Offering and the Amendment before completion. The Private Offering is being made in connection with the Company’s previously announced acquisition (the “Acquisition”) of CEHI Acquisition Corporation (“Clean Earth”). The consummation of the Private Offering is conditioned on the contemporaneous closing of the Acquisition.

In connection with the proposed Private Offering, the Company provided potential investors with a preliminary offering circular, dated June 10, 2019 (the “Preliminary Offering Circular”). The Preliminary Offering Circular contains (i) certain information not previously disclosed by the Company, (ii) unaudited pro forma condensed combined financial information and notes thereto giving effect to the Company’s pending acquisition of Clean Earth and the other transactions described therein, (iii) audited financial statements of Clean Earth as of and for the years ended December 31, 2018 and 2017 and notes thereto and (iv) the unaudited consolidated financial statements of Clean Earth as of and for the three months ended March 31, 2019 and 2018 and notes thereto. This information is included in Exhibits 99.2, 99.3, 99.4 and 99.5 attached hereto, respectively.

The information in Item 7.01 on this Current Report on Form 8-K and Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 attached hereto is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall any such information or exhibits be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”).

The information filed in this Form 8-K pursuant to Item 7.01, including the information contained in Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 is neither an offer to sell nor a solicitation of an offer to buy any of the Notes in the Private Offering.

Forward-Looking Statements

This communication contains forward-looking statements based on management’s current expectations, estimates and projections. The nature of the Company’s business and the many countries in which it operates subject it to changing economic, competitive, regulatory and technological conditions, risks and uncertainties. In accordance with the “safe harbor” provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, the Company provides the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the results contemplated by forward-looking statements, including the expectations and assumptions expressed or implied herein. Forward-looking statements contained herein could include, among other things, statements about management’s confidence in and strategies for performance; expectations for new and existing products, technologies and opportunities; and expectations regarding growth, sales, cash flows, and earnings. Forward-looking statements can be identified by the use of such terms as “may,” “could,” “expect,” “anticipate,” “intend,” “believe,” “likely,” “estimate,” “outlook,” “plan” or other comparable terms.

Factors that could cause actual results, developments and business decisions to differ, perhaps materially, from those implied by forward-looking statements include, but are not limited to: (1) changes in the worldwide business environment in which we operate, including general economic conditions; (2) unforeseen business disruptions in one or more of the many countries in which we operate due to political instability, civil disobedience, armed hostilities, public health issues or other calamities; (3) the seasonal nature of our business; (4) the financial condition of our customers, including the ability of customers (especially those that may be highly leveraged and those with inadequate liquidity) to maintain their credit availability; (5) the outcome of any disputes with customers, contractors and subcontractors; (6) changes in currency exchange rates, interest rates, commodity and fuel costs and capital costs; (7) market and competitive changes, including pricing pressures, market demand and acceptance for new products, services and technologies; (8) changes in governmental laws and regulations, including environmental, occupational health and safety, tax and import tariff standards; (9) changes in the performance of equity and bond markets that could affect, among other things, the valuation of the assets in our pension plans and the accounting for pension assets, liabilities and expenses; (10) the integration of our strategic acquisitions; (11) our ability to successfully enter into new contracts and complete new acquisitions or strategic ventures in the time-frame contemplated, or at all; (12) disruptions associated with labor disputes and increased operating costs associated with union organization; (13) failure to effectively prevent, detect or recover from breaches in our cybersecurity infrastructure; (14) our inability or failure to protect our intellectual property rights from infringement in one or more of the many countries in which we operate; (15) implementation of environmental remediation matters, particularly with regards to Clean Earth; (16) risk and uncertainty associated with intangible assets; (17) the amount and timing of repurchases of our common stock, if any; (18) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements entered into for the Acquisition and the sale of Harsco Industrial’s Air-X-Changers (the “Asset Sale”); (19) failure to realize the growth opportunities and operational synergies that are anticipated from the Acquisition, and/or the costs of integrating Clean Earth into our business may exceed our expectations; (20) the pendency of the Acquisition and the Asset Sale could adversely affect our business, financial results and operations; (21) our actual financial position and results of operations may differ materially from the unaudited pro forma financial information included in this communication; (22) our ability to obtain or renew operating permits or license agreements of Clean Earth; (23) failure to retain key management and employees of Clean Earth and its subsidiaries; (24) risks related to our indebtedness; (25) risks related to the notes and to high yield debt securities generally; (26) potential severe volatility in the capital markets and the impact on our costs to obtain debt financing as may be necessary to consummate the Acquisition; and (27) other risk factors listed in this communication and from time to time in our SEC reports. A further discussion of these, along with other potential risk factors, can be found in Part I, Item 1A, “Risk Factors,” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and the risk factors in Exhibit 99.2 which are incorporated by reference.

We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. There can be no assurance that (i) we have correctly measured or identified all factors affecting our business or the extent of these factors’ likely impact, (ii) the available information with respect to these factors on which such analysis is based is complete or accurate, (iii) such analysis is correct or (iv) our strategy, particularly the Acquisition and the Asset Sale, which is based in part on this analysis, will be successful. The factors above should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this communication. All forward-looking statements in this communication apply only as of the date of this communication or as of the date they were made and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Harsco Corporation, dated June 10, 2019, announcing the launch of the Private Offering.

99.2	Portions of the Preliminary Offering Circular, dated June 10, 2019, prepared in connection with the Private Offering.

99.3	Unaudited Pro Forma Financial Statements, together with the notes thereto, from the Preliminary Offering Circular, dated June 10, 2019, prepared in connection with the Private Offering.

99.4	Audited Financial Statements of CEHI Acquisition Corporation as of December 31, 2018 and 2017 and for the years ended December 31, 2018 and 2017.

99.5	Unaudited Consolidated Financial Statements of CEHI Acquisition Corporation as of March 31, 2019 and for the three months ended March 31, 2019 and 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARSCO CORPORATION

Date: June 10, 2019		/s/ Russell C. Hochman
	Name:	Russell C. Hochman
	Title:	Senior Vice President and General Counsel, Chief Compliance Officer & Corporate Secretary